UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2015

Annual Report
to Shareholders

Deutsche Global Equity Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

12 Performance Summary

14 Investment Portfolio

19 Statement of Assets and Liabilities

21 Statement of Operations

23 Statement of Changes in Net Assets

24 Financial Highlights

30 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Information About Your Fund's Expenses

45 Tax Information

46 Advisory Agreement Board Considerations and Fee Evaluation

51 Board Members and Officers

56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Investment Process

Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well positioned for growth. Portfolio management utilizes a proprietary investment process designed to identify attractive investments utilizing proprietary research, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.

Deutsche Global Equity Fund returned 0.24% during the 12-month period ended October 31, 2015, outperforming the –0.03% return of its benchmark, the MSCI All Country World Index, as well as the –1.58% average return of the funds in its Morningstar peer group, Foreign Large Blend Funds. The fund also outpaced its peer group in the three- and five-year periods ended on the same date.

The negative 12-month return for the index obscures the fact that the market environment was quite positive for the majority of the period. From the beginning of November 2014 through late June, stock prices generally trended higher due to increasing optimism regarding improving global growth, robust merger and acquisition activity, and the highly accommodative policies of central banks in Europe and Japan. Market conditions grew less favorable during the summer months, however, as investors had to contend with headlines related to Greece’s debt crisis, uncertainty regarding U.S. Federal Reserve Board (the Fed) policy and instability in China’s financial markets. China’s economic growth showed further signs of decelerating from its rapid pace of recent years, a shift that sparked a decline in Chinese equities during the summer and contributed to the government’s decision to devalue the country’s currency. The concerns about China also led to a renewed downturn in commodity prices, prompting analysts to slash their earnings estimates for companies in the energy and materials sectors. These factors fueled weakness across the global markets in general and the emerging markets in particular, culminating with a sharp sell-off in late August. Stocks staged a strong relief rally in October, however, enabling the benchmark to close the year with much narrower losses than it would have otherwise.

Fund Performance

Consistent with our bottom-up approach, stock selection was the primary driver of the fund’s outperformance. Notably, our return was boosted by three takeover announcements that occurred during the year. The Irish company Actavis PLC bid for Allergan, Inc. in November 2014, creating a combined entity that was renamed Allergan PLC and that we continued to hold through the end of the period. CVS Health Corp. announced a bid for the health care services provider Omnicare, Inc. in late April, and Danaher Corp. bid for the industrial stock Pall Corp., a provider of filtration and fluid control solutions, in May. While we don’t invest with the goal of identifying candidates that are likely to benefit from merger and acquisition activity, we believe the types of faster-growing companies in which we invest also represent attractive targets for corporate buyers.

Allergan and Omnicare were just two of the fund’s successful investments in the health care sector. We also added value through our positions in Galenica AG, which was boosted by the company’s announcement of a plan to recognize value via a breakup. Fresenius Medical Care AG & Co. KGaA performed strongly thanks to its improving fundamentals, effective cost-cutting execution and an improving reimbursement picture in both the United States and abroad. Eurofins Scientific, a bioanalytical testing company, made a strong contribution to performance as well. In combination with the gains for several other stocks in the sector — including Express Scripts Holding Co., Bristol-Myers Squibb Co. and Shire PLC* — these positions helped make health care our strongest area of outperformance during the past year. The fund was further aided by having a substantial overweight position in the health care sector, which outperformed the broader market by a comfortable margin.

* Not held in the portfolio as of October 31, 2015.

Our strong stock selection in the consumer staples sector also made a positive contribution to performance. Alimentation Couche-Tard, Inc., a global gas station and convenience store operator, exceeded growth expectations. Rising automobile traffic in North America, together with the company’s consistent execution on its industry-consolidation strategy, helped boost its results. The fund’s investment in Glanbia PLC also rose in value, as the trend toward healthier lifestyles led to rising demand for the company’s sports-nutrition products. Our positions in the Norwegian seafood company Marine Harvest ASA and Svenska Cellulosa AB, a Swedish producer of consumer paper products, further contributed to our performance in the consumer staples sector. As was the case in health care, we were also helped by holding an overweight position in this outperforming market segment.

On the negative side, we experienced the largest degree of underperformance in the consumer discretionary sector. Our most significant underperformers were companies that were hurt by the deteriorating outlook for economic growth in the emerging markets, including the Brazilian education provider Estacio Participacoes SA* and the financial stock PT Bank Negara Indonesia (Persero) Tbk.* In addition, shares of Las Vegas Sands Corp.* lost ground amid concerns about the potential for slowing growth and the impact of regulation on its properties in the Chinese vacation destination Macau.

* Not held in the portfolio as of October 31, 2015.

"We welcome market volatility, since it provides us with the opportunity to add to the fund’s positions in growth companies at compelling valuations."

The fund’s performance was also hurt by our positions in certain stocks with exposure to the downturn in commodity prices. In the energy sector, both Noble Energy, Inc. and DNO ASA* were pressured by their above-average sensitivity to oil-price fluctuations. In addition, we lost some relative performance through a position in the mining company Anglo American PLC.* Even though the company cut costs and restructured its operations, its shares nonetheless fell in sympathy with the extreme weakness in the broader metals and mining sector. The impact of falling commodity prices also extended to the industrials sector, where Canadian Pacific Railway Ltd.* underperformed due to declining shipping volumes for energy products.

* Not held in the portfolio as of October 31, 2015.

Outlook and Positioning

We continued to focus our efforts on identifying stocks that are positioned for sustainable, above-average growth and that are trading below what we believe are their intrinsic valuations. This approach worked well during the past year, as investors demonstrated a willingness to pay a premium for stocks that could continue to produce rising earnings even in the environment of weak global growth. As always, we remained focused on delivering outperformance through the quality of our stock picking rather than making large "macro" bets or taking on excessive risk.

As of October 31, 2015, 48% of the portfolio was invested in the United States, 48% in the developed international markets and 4% in the emerging markets. While we continue to identify select opportunities in the emerging markets, we took steps to reduce this weighting during the latter half of the period. The performance of emerging-markets stocks continues to be driven primarily by macroeconomic factors rather than company-specific fundamentals, so we felt it was prudent to reduce the position in order to manage risk. We redeployed the proceeds of these into higher-quality, large-cap stocks, with a preference for European companies.

The fund closed the annual period with overweight positions in the health care, consumer staples, industrials and materials sectors. Conversely, the fund held its largest underweight positions in the financials, consumer discretionary, utilities and telecommunications services sectors. The portfolio had smaller underweights in energy and information technology. As always, it’s important to keep in mind that the fund’s relative weightings are not "top-down" decisions, but rather a residual impact of our bottom-up stock selection process.

Although the global equity markets experienced above-average volatility during the latter half of the reporting period, we believe economic fundamentals remain sound. The U.S. economy remains healthy, while Europe continues to exhibit signs of a recovery. In addition, global central banks have signaled their intention to maintain their highly accommodative policies. We therefore welcome market volatility, since it provides us with the opportunity to add to the fund’s positions in growing companies at compelling valuations.

Ten Largest Common Stocks at October 31, 2015 (26.3% of Net Assets)	Country	Percent
1. Marine Harvest ASA Fish farming plant	Norway	3.1%
2. Amphenol Corp. Designs, manufactures and markets electrical, electronic and fiber optic connectors	United States	3.0%
3. Galenica AG Manufactures and distributes pharmaceuticals and offers related services	Switzerland	3.0%
4. Brookfield Asset Management, Inc. Asset management company focused on the real estate and power generation sectors	Canada	2.9%
5. Alliance Data Systems Corp. Provides card services, loyalty and marketing solutions	United States	2.5%
6. MasterCard, Inc. Offers transaction processing and related services	United States	2.5%
7. JPMorgan Chase & Co. Provider of global financial services	United States	2.5%
8. Fresenius Medical Care AG & Co. KGaA Manufacturer and distributor of equipment and products for dialysis patients	Germany	2.5%
9. Eurofins Scientific Provides a range of analytical testing services to various industries	Luxembourg	2.2%
10. Danaher Corp. Manufacturer of professional instrumentation, medical technologies, industrial technologies, tools and components	United States	2.1%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

Portfolio Management Team

Nils E. Ernst, PhD, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2004 after two years of industry experience as an Investment Consultant at FERI Institutional Management GmbH, while completing his doctoral studies.

— Portfolio Manager for Global Equities: Frankfurt.

— Completed Bank Training Program ("Bankkaufmann") at Landesbank Hessen-Thueringen, Frankfurt; Master's Degree and PhD in Business Administration ("Diplom-Kaufmann" and "Dr.rer.pol.") from Otto Beisheim Graduate School of Corporate Management with semesters at Georgia Institute of Technology and Hong Kong University of Science and Technology.

Martin Berberich, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1999 with three years of industry experience; previously, he served as an Institutional Portfolio Manager. Before joining, he worked in the Treasury Department at Robert Bosch GmbH.

— Senior Portfolio Manager for Global Equities and Deputy Portfolio Manager for the DWS Top 50 Welt: Frankfurt.

— Completed Bank Training Program ("Bankkaufmann") at HypoVereinsbank Wuerzburg; MBA ("Diplom-Kaufmann") from University of Wuerzburg.

Sebastian P. Werner, PhD, Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

— Portfolio Manager for Global and US Growth Equities: Frankfurt.

— MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr.rer.pol.") from the European Business School, Oestrich-Winkel.

Effective January 1, 2016, the fund's portfolio management team is as follows:

Brendan O’Neill, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset & Wealth Management in 2000.

— Equity Research Analyst from 2001–2009.

— Portfolio Manager for US Large Cap Equities: New York.

— BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

Mark Schumann, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset & Wealth Management in 2003.

— Portfolio Manager — European Equities: New York.

— Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Sebastian P. Werner, PhD, Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

— Portfolio Manager for Global and US Growth Equities.

— MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr.rer.pol.") from the European Business School, Oestrich-Winkel.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI All Country (AC) World Index tracks the performance of stocks in 45 countries comprising 24 developed and 21 emerging markets. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Foreign Large Blend Funds category consists of funds that typically invest in a variety of large international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France and Germany, and tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Performance Summary October 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	0.24%	4.61%	3.34%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–5.53%	3.38%	2.73%
MSCI All Country (AC) World Index†	–0.03%	7.68%	5.67%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–0.37%	3.86%	2.57%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–3.36%	3.68%	2.57%
MSCI All Country (AC) World Index†	–0.03%	7.68%	5.67%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–0.49%	3.86%	2.57%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.49%	3.86%	2.57%
MSCI All Country (AC) World Index†	–0.03%	7.68%	5.67%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	0.12%	4.39%	3.17%
MSCI All Country (AC) World Index†	–0.03%	7.68%	5.67%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	0.49%	4.84%	3.60%
MSCI All Country (AC) World Index†	–0.03%	7.68%	5.67%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	0.61%	4.96%	3.71%
MSCI All Country (AC) World Index†	–0.03%	7.68%	5.67%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 1.80%, 2.80%, 2.54%, 2.08%, 1.58% and 1.37% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Equity Fund — Class A ■ MSCI All Country (AC) World Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The MSCI All Country (AC) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
10/31/15	$ 8.49	$ 8.12	$ 8.12	$ 8.24	$ 8.26	$ 8.28
10/31/14	$ 8.47	$ 8.15	$ 8.16	$ 8.23	$ 8.22	$ 8.23

Investment Portfolio as of October 31, 2015

	Shares	Value ($)

Common Stocks 95.8%
Canada 5.8%
Agnico Eagle Mines Ltd.	11,000	311,190
Alimentation Couche-Tard, Inc. "B"	13,000	559,231
Brookfield Asset Management, Inc. "A"	24,000	838,421
(Cost $1,293,190)		1,708,842
Finland 1.4%
Sampo Oyj "A" (Cost $416,711)	8,500	415,724
France 3.8%
JC Decaux SA	8,000	325,812
Pernod Ricard SA	4,000	472,022
Vivendi SA	13,000	313,534
(Cost $1,083,099)		1,111,368
Germany 6.4%
BASF SE	3,000	246,050
Bayer AG (Registered)	2,500	333,569
Fresenius Medical Care AG & Co. KGaA	8,000	721,129
LANXESS AG	11,000	591,805
(Cost $1,594,950)		1,892,553
Ireland 3.0%
Glanbia PLC	20,500	397,656
Kerry Group PLC "A"	6,000	488,115
(Cost $725,326)		885,771
Israel 0.5%
Mobileye NV* (a) (Cost $123,074)	3,000	136,560
Luxembourg 2.2%
Eurofins Scientific (Cost $406,396)	1,800	651,959
Malaysia 0.7%
IHH Healthcare Bhd. (Cost $188,805)	145,000	212,950
Mexico 1.0%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $271,771)	3,000	297,270
Netherlands 1.7%
ING Groep NV (CVA)	12,000	174,357
Sensata Technologies Holding NV* (a)	7,000	336,630
(Cost $512,605)		510,987
Norway 3.1%
Marine Harvest ASA* (Cost $826,344)	68,000	912,364
Philippines 0.9%
Universal Robina Corp. (Cost $275,065)	60,000	257,010
Russia 0.7%
Yandex NV "A"* (b) (Cost $161,600)	12,000	193,200
Sweden 7.3%
Assa Abloy AB "B"	17,000	338,427
Atlas Copco AB "A"	13,000	339,564
Hennes & Mauritz AB "B"	9,000	350,821
Meda AB "A"	33,000	485,951
Svenska Cellulosa AB "B"	10,000	295,943
Swedbank AB "A"	15,000	344,169
(Cost $2,105,900)		2,154,875
Switzerland 6.5%
Galenica AG (Registered)	600	879,984
Lonza Group AG (Registered)*	2,600	382,792
Nestle SA (Registered)	6,500	497,393
UBS Group AG (Registered)	7,000	140,078
(Cost $1,279,760)		1,900,247
United Kingdom 5.1%
Aon PLC (a)	4,000	373,240
AVEVA Group PLC	4,500	142,474
Compass Group PLC	19,000	328,279
Halma PLC	19,000	223,464
Smith & Nephew PLC	16,000	273,244
Spirax-Sarco Engineering PLC	3,500	164,354
(Cost $1,471,587)		1,505,055
United States 45.7%
Acadia Healthcare Co., Inc.*	5,000	307,050
Allergan PLC*	1,300	401,011
Alliance Data Systems Corp.*	2,500	743,275
Amphenol Corp. "A"	16,500	894,630
Applied Materials, Inc.	16,000	268,320
Bristol-Myers Squibb Co.	4,000	263,800
CBRE Group, Inc. "A"*	8,500	316,880
Cepheid, Inc.*	4,000	133,600
Cerner Corp.*	8,000	530,320
Citrix Systems, Inc.*	5,000	410,500
Danaher Corp.	6,500	606,515
Ecolab, Inc.	4,100	493,435
Envision Healthcare Holdings, Inc.*	10,000	282,000
EOG Resources, Inc.	2,000	171,700
Evolent Health, Inc. "A"*	7,480	96,118
Express Scripts Holding Co.*	4,000	345,520
Exxon Mobil Corp.	3,300	273,042
Harman International Industries, Inc.	3,000	329,880
HealthStream, Inc.*	10,000	238,100
JPMorgan Chase & Co.	11,500	738,875
LKQ Corp.*	9,000	266,490
MasterCard, Inc. "A"	7,500	742,425
Mead Johnson Nutrition Co.	4,000	328,000
Nielsen Holdings PLC	7,500	356,325
NIKE, Inc. "B"	2,500	327,575
Noble Energy, Inc.	10,000	358,400
Palo Alto Networks, Inc.*	1,100	177,100
PayPal Holdings, Inc.*	11,500	414,115
Press Ganey Holdings, Inc.* (c)	9,000	282,060
Schlumberger Ltd.	5,000	390,800
T-Mobile U.S., Inc.*	7,000	265,230
The Sherwin-Williams Co.	500	133,415
Time Warner, Inc.	4,500	339,030
TJX Companies, Inc.	4,000	292,760
Union Pacific Corp.	3,000	268,050
United Technologies Corp.	3,500	344,435
Zoetis, Inc.	7,000	301,070
(Cost $12,394,547)		13,431,851
Total Common Stocks (Cost $25,130,730)		28,178,586

Securities Lending Collateral 0.6%
Daily Assets Fund, 0.17% (d) (e) (Cost $170,925)	170,925	170,925

Cash Equivalents 1.6%
Central Cash Management Fund, 0.12% (d) (Cost $469,672)	469,672	469,672

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $25,771,327)†	98.0	28,819,183
Other Assets and Liabilities, Net	2.0	574,239
Net Assets	100.0	29,393,422

* Non-income producing security.

† The cost for federal income tax purposes was $25,915,788. At October 31, 2015, net unrealized appreciation for all securities based on tax cost was $2,903,395. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,941,584 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,038,189.

(a) Listed on the New York Stock Exchange.

(b) Listed on the NASDAQ Exchange.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2015 amounted to $166,102, which is 0.6% of net assets.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen (Certificate of Stock)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Canada	$ 1,708,842	$ —	$ —	$ 1,708,842
Finland	—	415,724	—	415,724
France	—	1,111,368	—	1,111,368
Germany	—	1,892,553	—	1,892,553
Ireland	—	885,771	—	885,771
Israel	136,560	—	—	136,560
Luxembourg	—	651,959	—	651,959
Malaysia	—	212,950	—	212,950
Mexico	297,270	—	—	297,270
Netherlands	336,630	174,357	—	510,987
Norway	—	912,364	—	912,364
Philippines	—	257,010	—	257,010
Russia	193,200	—	—	193,200
Sweden	—	2,154,875	—	2,154,875
Switzerland	—	1,900,247	—	1,900,247
United Kingdom	373,240	1,131,815	—	1,505,055
United States	13,431,851	—	—	13,431,851
Short-Term Investments (f)	640,597	—	—	640,597
Total	$ 17,118,190	$ 11,700,993	$ —	$ 28,819,183

There have been no transfers between fair value measurement levels during the year ended October 31, 2015.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $25,130,730) — including $166,102 of securities loaned	$ 28,178,586
Investment in Daily Assets Fund (cost $170,925)*	170,925
Investment in Central Cash Management Fund (cost $469,672)	469,672
Total investments in securities, at value (cost $25,771,327)	28,819,183
Foreign currency, at value (cost $732,556)	733,773
Receivable for investments sold	88,905
Receivable for Fund shares sold	16,387
Dividends receivable	17,327
Interest receivable	226
Foreign taxes recoverable	43,920
Other assets	16,964
Total assets	29,736,685
Liabilities
Payable upon return of securities loaned	170,925
Payable for Fund shares redeemed	19,515
Accrued management fee	5,296
Accrued Directors' fee	459
Other accrued expenses and payables	147,068
Total liabilities	343,263
Net assets, at value	$ 29,393,422
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	3,047,856
Foreign currency	(1,880)
Accumulated net realized gain (loss)	(47,944,479)
Paid-in capital	74,291,925
Net assets, at value	$ 29,393,422

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($14,737,660 ÷ 1,734,924 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 8.49
Maximum offering price per share (100 ÷ 94.25 of $8.49)	$ 9.01

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($47,769 ÷ 5,885 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)

$ 8.12

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,948,044 ÷ 363,072 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)

$ 8.12
Class R Net Asset Value, offering and redemption price(a) per share ($822,475 ÷ 99,856 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 8.24
Class S Net Asset Value, offering and redemption price(a) per share ($3,817,540 ÷ 462,192 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 8.26
Institutional Class Net Asset Value, offering and redemption price(a) per share ($7,019,934 ÷ 848,309 shares of capital stock outstanding, $.01 par value, $50,000,000 shares authorized)	$ 8.28

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2015
Investment Income
Income: Dividends	$ 483,846
Income distributions — Central Cash Management Fund	738
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	6,756
Total income	491,340
Expenses: Management fee	236,265
Administration fee	33,752
Services to shareholders	66,341
Distribution and service fees	79,149
Custodian fee	37,821
Professional fees	88,557
Reports to shareholders	34,566
Registration fees	70,440
Directors' fees and expenses	3,222
Other	23,799
Total expenses before expense reductions	673,912
Expense reductions	(187,548)
Total expenses after expense reductions	486,364
Net investment income (loss)	4,976
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,879,077
Futures	(59,900)
Foreign currency	(38,398)
1,780,779
Change in net unrealized appreciation (depreciation) on: Investments	(1,738,961)
Futures	25,400
Foreign currency	1,699
(1,711,862)
Net gain (loss)	68,917
Net increase (decrease) in net assets resulting from operations	73,893

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2015	2014
Operations: Net investment income (loss)	$ 4,976	$ 93,047
Net realized gain (loss)	1,780,779	3,591,776
Change in net unrealized appreciation (depreciation)	(1,711,862)	(1,032,704)
Net increase (decrease) in net assets resulting from operations	73,893	2,652,119
Distributions to shareholders from: Net investment income: Class A	—	(353,259)
Class B	—	(1,638)
Class C	—	(29,583)
Class R	—	(18,416)
Class S	—	(229,276)
Institutional Class	—	(467,526)
Total distributions	—	(1,099,698)
Fund share transactions: Proceeds from shares sold	2,648,322	5,335,518
Reinvestment of distributions	—	1,071,148
Payments for shares redeemed	(16,437,662)	(30,546,774)
Redemption fees	—	1,022
Net increase (decrease) in net assets from Fund share transactions	(13,789,340)	(24,139,086)
Increase (decrease) in net assets	(13,715,447)	(22,586,665)
Net assets at beginning of period	43,108,869	65,695,534
Net assets at end of period (including undistributed net investment income of $0 and $0, respectively)	$ 29,393,422	$ 43,108,869

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.47	$ 8.24	$ 6.90	$ 6.73	$ 7.36
Income (loss) from investment operations: Net investment income (loss)[a]	.00*	.01	.10	.15	.12
Net realized and unrealized gain (loss)	.02	.35	1.40	.15	(.58)
Total from investment operations	.02	.36	1.50	.30	(.46)
Less distributions from: Net investment income	—	(.13)	(.16)	(.13)	(.17)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.49	$ 8.47	$ 8.24	$ 6.90	$ 6.73
Total Return (%)[b,c]	.24	4.45	22.16	4.71	(6.44)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	18	22	23	28
Ratio of expenses before expense reductions (%)	2.06	1.80	1.77	1.66	1.69
Ratio of expenses after expense reductions (%)	1.44	1.47	1.49	1.58	1.68
Ratio of net investment income (%)	.02	.17	1.34	2.25	1.66
Portfolio turnover rate (%)	88	70	124	21	25

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.15	$ 7.94	$ 6.64	$ 6.48	$ 7.08
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.05)	.04	.09	.07
Net realized and unrealized gain (loss)	.03	.33	1.37	.15	(.56)
Total from investment operations	(.03)	.28	1.41	.24	(.49)
Less distributions from: Net investment income	—	(.07)	(.11)	(.08)	(.11)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.12	$ 8.15	$ 7.94	$ 6.64	$ 6.48
Total Return (%)[b,c]	(.37)	3.52	21.39	3.84	(7.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	48	118	213	388	806
Ratio of expenses before expense reductions (%)	3.13	2.80	2.71	2.60	2.48
Ratio of expenses after expense reductions (%)	2.19	2.22	2.24	2.34	2.44
Ratio of net investment income (loss) (%)	(.69)	(.62)	.57	1.41	.90
Portfolio turnover rate (%)	88	70	124	21	25

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.16	$ 7.94	$ 6.64	$ 6.47	$ 7.08
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.05)	.04	.10	.07
Net realized and unrealized gain (loss)	.02	.34	1.37	.15	(.57)
Total from investment operations	(.04)	.29	1.41	.25	(.50)
Less distributions from: Net investment income	—	(.07)	(.11)	(.08)	(.11)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.12	$ 8.16	$ 7.94	$ 6.64	$ 6.47
Total Return (%)[b,c]	(.49)	3.65	21.39	4.01	(7.21)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	3	4
Ratio of expenses before expense reductions (%)	2.79	2.54	2.50	2.42	2.44
Ratio of expenses after expense reductions (%)	2.19	2.22	2.24	2.33	2.43
Ratio of net investment income (loss) (%)	(.73)	(.58)	.60	1.54	.91
Portfolio turnover rate (%)	88	70	124	21	25

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.23	$ 8.01	$ 6.70	$ 6.54	$ 7.16
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.01)	.08	.13	.11
Net realized and unrealized gain (loss)	.03	.34	1.37	.15	(.58)
Total from investment operations	.01	.33	1.45	.28	(.47)
Less distributions from: Net investment income	—	(.11)	(.14)	(.12)	(.15)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.24	$ 8.23	$ 8.01	$ 6.70	$ 6.54
Total Return (%)[b]	.12	4.15	21.98	4.44	(6.67)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	2	2
Ratio of expenses before expense reductions (%)	2.32	2.08	2.05	1.87	1.94
Ratio of expenses after expense reductions (%)	1.69	1.72	1.74	1.83	1.90
Ratio of net investment income (%)	(.20)	(.07)	1.05	2.02	1.44
Portfolio turnover rate (%)	88	70	124	21	25
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Class S	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.22	$ 8.00	$ 6.71	$ 6.54	$ 7.15
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.02	.11	.16	.14
Net realized and unrealized gain (loss)	.03	.34	1.36	.16	(.57)
Total from investment operations	.04	.36	1.47	.32	(.43)
Less distributions from: Net investment income	—	(.14)	(.18)	(.15)	(.18)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.26	$ 8.22	$ 8.00	$ 6.71	$ 6.54
Total Return (%)[b]	.49	4.57	22.28	5.05	(6.17)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	11	13	12	14
Ratio of expenses before expense reductions (%)	1.79	1.58	1.52	1.44	1.46
Ratio of expenses after expense reductions (%)	1.29	1.32	1.34	1.34	1.44
Ratio of net investment income (%)	.13	.31	1.48	2.53	1.90
Portfolio turnover rate (%)	88	70	124	21	25
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.23	$ 8.02	$ 6.71	$ 6.55	$ 7.17
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.03	.11	.17	.15
Net realized and unrealized gain (loss)	.03	.33	1.38	.15	(.57)
Total from investment operations	.05	.36	1.49	.32	(.42)
Less distributions from: Net investment income	—	(.15)	(.18)	(.16)	(.20)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.28	$ 8.23	$ 8.02	$ 6.71	$ 6.55
Total Return (%)	.61[b]	4.54[b]	22.65[b]	5.14	(6.10)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	9	25	32	29
Ratio of expenses before expense reductions (%)	1.61	1.37	1.32	1.23	1.25
Ratio of expenses after expense reductions (%)	1.19	1.22	1.24	1.23	1.25
Ratio of net investment income (%)	.27	.31	1.48	2.71	2.09
Portfolio turnover rate (%)	88	70	124	21	25
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Equity Fund (the "Fund") is a diversified series of Deutsche International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended October 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $47,800,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2015, the Fund's components of distributable earnings (accumulated loss) on a tax basis were as follows:

Capital loss carryforwards	$ (47,800,000)
Net unrealized appreciation (depreciation) on investments	$ 2,903,395

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2015	2014
Distributions from ordinary income*	$ —	$ 1,099,698

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2015, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of October 31, 2015. For the year ended October 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to $507,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ (59,900)
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 25,400
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $28,875,992 and $44,252,286, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

Accordingly, for the year ended October 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.70% of the Fund's average daily net assets.

For the period from November 1, 2014 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.44%
Class B	2.19%
Class C	2.19%
Class R	1.69%
Class S	1.29%
Institutional Class	1.19%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.40%
Class B	2.15%
Class C	2.15%
Class R	1.65%
Class S	1.20%
Institutional Class	1.15%

For the year ended October 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 104,181
Class B	772
Class C	19,160
Class R	7,459
Class S	22,621
Institutional Class	33,355
$ 187,548

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2015, the Administration Fee was $33,752, of which $2,434 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2015
Class A	$ 27,371	$ 3,279
Class B	370	62
Class C	4,163	975
Class R	252	45
Class S	6,148	54
Institutional Class	1,001	173
	$ 39,305	$ 4,588

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of each of Class B and C shares of the Fund, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2015
Class B	$ 615	$ 30
Class C	23,828	1,828
Class R	2,952	171
	$ 27,395	$ 2,029

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2015	Annual Rate
Class A	$ 40,740	$ 6,032.24%
Class B	200	20.24%
Class C	7,867	1,307.25%
Class R	2,947	512.25%
	$ 51,754	$ 7,871

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2015 aggregated $1,426.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2015, the CDSC for Class B shares aggregated $123. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,640, of which $8,869 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $588.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	173,769	$ 1,476,516	250,004	$ 2,096,942
Class B	—	—	3,252	27,166
Class C	56,896	473,666	18,648	151,375
Class R	20,712	172,488	50,072	404,607
Class S	53,469	444,292	216,364	1,782,551
Institutional Class	9,261	81,360	106,353	872,877
		$ 2,648,322		$ 5,335,518
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	41,278	$ 340,539
Class B	—	—	181	1,447
Class C	—	—	3,311	26,456
Class R	—	—	1,900	15,257
Class S	—	—	28,053	224,145
Institutional Class	—	—	57,913	463,304
		$ —		$ 1,071,148
Shares redeemed
Class A	(611,510)	$ (5,199,686)	(818,699)	$ (6,856,693)
Class B	(8,541)	(71,366)	(15,824)	(128,222)
Class C	(91,782)	(752,440)	(81,201)	(654,038)
Class R	(84,441)	(685,284)	(50,856)	(417,168)
Class S	(962,860)	(7,904,995)	(506,371)	(4,156,411)
Institutional Class	(220,244)	(1,823,891)	(2,252,229)	(18,334,242)
		$ (16,437,662)		$ (30,546,774)
Redemption fees		$ —		$ 1,022
Net increase (decrease)
Class A	(437,741)	$ (3,723,170)	(527,417)	$ (4,419,096)
Class B	(8,541)	(71,366)	(12,391)	(99,609)
Class C	(34,886)	(278,774)	(59,242)	(476,207)
Class R	(63,729)	(512,796)	1,116	2,696
Class S	(909,391)	(7,460,703)	(261,954)	(2,148,811)
Institutional Class	(210,983)	(1,742,531)	(2,087,963)	(16,998,059)
		$ (13,789,340)		$ (24,139,086)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and the Shareholders of Deutsche Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Equity Fund (the "Fund") at October 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 967.00	$ 964.40	$ 964.40	$ 967.10	$ 968.30	$ 969.60
Expenses Paid per $1,000*	$ 7.09	$ 10.84	$ 10.79	$ 8.38	$ 6.35	$ 5.86
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,018.00	$ 1,014.17	$ 1,014.22	$ 1,016.69	$ 1,018.75	$ 1,019.26
Expenses Paid per $1,000*	$ 7.27	$ 11.12	$ 11.07	$ 8.59	$ 6.51	$ 6.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
Deutsche Global Equity Fund	1.43%	2.19%	2.18%	1.69%	1.28%	1.18%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Global Equity Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIBX	DBICX	DBIVX	MGINX
CUSIP Number	25156G 871	25156G 889	25156G 806	25156G 608	25156G 509
Fund Number	499	699	799	2399	559

For shareholders of Class R
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	DBITX
CUSIP Number	25156G 707
Fund Number	1501

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche global Equity fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$67,981	$0	$0	$600
2014	$66,641	$0	$0	$2,350

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$600	$30,661	$0	$31,261
2014	$2,350	$63,439	$0	$65,789

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Equity Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2015